UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        October 8, 2002
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

     On October 8, 2002, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Receives Approval to Acquire 21 Franchise Restaurants." The press release contained the following information.





                                                           FOR IMMEDIATE RELEASE

Contact:  Carol DiRaimo,
          Director of Investor Relations
          (913) 967-4109

                   APPLEBEE'S INTERNATIONAL RECEIVES APPROVAL
                      TO ACQUIRE 21 FRANCHISE RESTAURANTS

OVERLAND PARK, KAN., October 8, 2002 -- Applebee's International, Inc. (Nasdaq:APPB) announced today that the Bankruptcy Court for the Southern District of Florida has entered an order approving the sale of 21 franchise restaurants located in the Washington, D.C. area operated by Apple Capitol Group, LLC to Applebee's International. Applebee's International expects to close under its previously negotiated purchase agreement to acquire the restaurants in the fourth quarter of 2002, subject to obtaining operating licenses and other third-party consents. Under the terms of the purchase agreement and an agreement entered into with one of Apple Capitol's secured lenders, the total cost will be $34.3 million, subject to adjustment.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,461 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).

                                      # # #

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:      October 8, 2002                 By: /s/  Steven K. Lumpkin
         ---------------------                 -----------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer